UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 11, 2019
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2019, each of the Boards of Directors (the “Boards”) of PG&E Corporation (the “Corporation”) and its subsidiary Pacific Gas and Electric Company (the “Utility”) elected William L. Smith and John M. Woolard as directors to its respective company, effective immediately.  A copy of the related news release is attached to this report as Exhibit 99.1.

Messrs. Smith and Woolard were identified as candidates pursuant to a search led by the Nominating and Governance Committee of the Board of the Corporation.  Among other reasons, the candidates were selected based on their collective clean energy/clean energy technology expertise, ties to the State of California, and expertise relating to the achievement of California’s clean energy goals.

The Boards of the Corporation and the Utility have not determined committee assignments for Messrs. Smith and Woolard.

In connection with their election to the Boards of the Corporation and the Utility, Messrs. Smith and Woolard will be compensated in accordance with the Corporation’s and the Utility’s standard compensation policies and practices for non-employee directors of the Boards, as most recently described in the Corporation and the Utility’s joint proxy statement filed with the Securities and Exchange Commission on May 17, 2019.  Such policies and practices are subject to change from time to time.  On October 1, 2019, the Corporation and the Utility filed a motion with the U.S. Bankruptcy Court for the Northern District of California seeking approval of certain proposed changes to non-employee director compensation, which has not yet been approved.

Neither of the newly elected directors has any relationship or related transaction with the Corporation or the Utility that would require disclosure pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Also on October 11, 2019, the Board of the Utility approved an amendment to the Utility’s Bylaws such that the exact number of authorized directors may be set by a resolution of the Utility Board.  The amendment to the Utility’s Bylaws is effective immediately.  The text of the amendment to the Utility’s Bylaws is attached to this report as Exhibit 3.1.

The current authorized number of directors for the Board of the Utility is 16.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Text of the amendment to the Bylaws of Pacific Gas and Electric Company effective October 11, 2019
99.1	News release dated October 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: October 15, 2019	By:	/s/ JANET C. LODUCA
		Name:	JANET C. LODUCA
		Title:	Senior Vice President and General Counsel

PACIFIC GAS AND ELECTRIC COMPANY

Date: October 15, 2019	By:	/s/ LINDA Y.H. CHENG
		Name:	LINDA Y.H. CHENG
		Title:	Vice President, Corporate Governance and Corporate Secretary